SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2005

                             BIG DOG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-22963                    52-1868665
        --------                    -------                    ----------
    (State or other             (Commission File            (I.R.S. Employer
      jurisdiction                  Number)               Identification No.)
   of incorporation)

   121 Gray Avenue, Santa Barbara, CA                             93101
   ----------------------------------                             ------
  (Address of Principal Executive Offices)                      (Zip Code)

                                  (805) 963-8727
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
              ----------------------------------------------------
         (Former name or former address, if changed, since last report)



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                                TABLE OF CONTENTS
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   Item 2.02 Results of Operations and Financial Condition
   -------------------------------------------------------
   Item 7.01 Regulation FD Disclosure
   ----------------------------------
SIGNATURES
----------
EXHIBIT INDEX
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EXHIBIT 99.1
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Table of Contents
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Item 2.02. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 29, 2005, Big Dog Holdings, Inc. issued a press release announcing its financial results for the period ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

(c) Exhibits

Exhibit 99.1 --  Press Release of Big Dog Holdings, Inc., dated July 29, 2005.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIG DOG HOLDINGS, INC.

Dated: August 4, 2005                  By:  /s/ Roberta Morris
                                       -------------------------------------
                                       Roberta Morris
                                       Chief Financial Officer



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Table of Contents
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                                  EXHIBIT INDEX

Exhibit
Number                             Description
------    ------------------------------------------------------------
 99.1     Press Release of Big Dog Holdings, Inc., dated July 29, 2005